Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	4Q'23 vs. 4Q'22		Dec 31, 2023	Dec 31, 2022	YTD'23 vs. YTD'22
EARNINGS
Net interest income	$4,466	$4,362	$4,120	$4,051	$4,106	$360	8.8%	$16,999	$15,625	$1,374	8.8%
Retailer share arrangements	(878)	(979)	(887)	(917)	(1,043)	165	(15.8)%	(3,661)	(4,331)	670	(15.5)%
Provision for credit losses	1,804	1,488	1,383	1,290	1,201	603	50.2%	5,965	3,375	2,590	76.7%
Net interest income, after retailer share arrangements and provision for credit losses	1,784	1,895	1,850	1,844	1,862	(78)	(4.2)%	7,373	7,919	(546)	(6.9)%
Other income	71	92	61	65	30	41	136.7%	289	380	(91)	(23.9)%
Other expense	1,316	1,154	1,169	1,119	1,151	165	14.3%	4,758	4,337	421	9.7%
Earnings before provision for income taxes	539	833	742	790	741	(202)	(27.3)%	2,904	3,962	(1,058)	(26.7)%
Provision for income taxes	99	205	173	189	164	(65)	(39.6)%	666	946	(280)	(29.6)%
Net earnings	$440	$628	$569	$601	$577	$(137)	(23.7)%	$2,238	$3,016	$(778)	(25.8)%
Net earnings available to common stockholders	$429	$618	$559	$590	$567	$(138)	(24.3)%	$2,196	$2,974	$(778)	(26.2)%

COMMON SHARE STATISTICS
Basic EPS	$1.04	$1.49	$1.32	$1.36	$1.27	$(0.23)	(18.1)%	$5.21	$6.19	$(0.98)	(15.8)%
Diluted EPS	$1.03	$1.48	$1.32	$1.35	$1.26	$(0.23)	(18.3)%	$5.19	$6.15	$(0.96)	(15.6)%
Dividend declared per share	$0.25	$0.25	$0.23	$0.23	$0.23	$0.02	8.7%	$0.96	$0.90	$0.06	6.7%
Common stock price	$38.19	$30.57	$33.92	$29.08	$32.86	$5.33	16.2%	$38.19	$32.86	$5.33	16.2%
Book value per share	$32.36	$31.50	$30.25	$29.08	$27.70	$4.66	16.8%	$32.36	$27.70	$4.66	16.8%
Tangible common equity per share(1)(2)	$27.59	$27.18	$25.89	$24.71	$23.49	$4.10	17.5%	$27.59	$23.49	$4.10	17.5%

Beginning common shares outstanding	413.8	418.1	428.4	438.2	458.9	(45.1)	(9.8)%	438.2	526.8	(88.6)	(16.8)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	NM
Stock-based compensation	0.4	0.2	0.2	1.5	0.1	0.3	300.0%	2.3	2.1	0.2	9.5%
Shares repurchased	(7.3)	(4.5)	(10.5)	(11.3)	(20.8)	13.5	(64.9)%	(33.6)	(90.7)	57.1	(63.0)%
Ending common shares outstanding	406.9	413.8	418.1	428.4	438.2	(31.3)	(7.1)%	406.9	438.2	(31.3)	(7.1)%

Weighted average common shares outstanding	411.9	416.0	422.7	434.4	445.8	(33.9)	(7.6)%	421.2	480.4	(59.2)	(12.3)%
Weighted average common shares outstanding (fully diluted)	414.6	418.4	424.2	437.2	448.9	(34.3)	(7.6)%	423.5	483.4	(59.9)	(12.4)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Prior period amounts have been recast to reflect the change in presentation of contract costs related to our retailer partner agreements on our Statement of Financial Condition. See Statements of Financial Position for additional information.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	4Q'23 vs. 4Q'22		Dec 31, 2023	Dec 31, 2022	YTD'23 vs. YTD'22
PERFORMANCE METRICS
Return on assets(1)	1.5%	2.3%	2.1%	2.3%	2.2%		(0.7)%	2.0%	3.1%		(1.1)%
Return on equity(2)	12.4%	18.1%	17.0%	18.2%	17.5%		(5.1)%	16.4%	22.6%		(6.2)%
Return on tangible common equity(3)(11)	14.7%	21.9%	20.6%	22.1%	21.1%		(6.4)%	19.8%	27.3%		(7.5)%
Net interest margin(4)	15.10%	15.36%	14.94%	15.22%	15.58%		(0.48)%	15.15%	15.63%		(0.48)%
Efficiency ratio(5)	36.0%	33.2%	35.5%	35.0%	37.2%		(1.2)%	34.9%	37.2%		(2.3)%
Other expense as a % of average loan receivables, including held for sale	5.24%	4.76%	5.07%	5.00%	5.16%		0.08%	5.02%	5.12%		(0.10)%
Effective income tax rate	18.4%	24.6%	23.3%	23.9%	22.1%		(3.7)%	22.9%	23.9%		(1.0)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.58%	4.60%	4.75%	4.49%	3.48%		2.10%	4.87%	3.00%		1.87%
30+ days past due as a % of period-end loan receivables(6)	4.74%	4.40%	3.84%	3.81%	3.65%		1.09%	4.74%	3.65%		1.09%
90+ days past due as a % of period-end loan receivables(6)	2.28%	2.06%	1.77%	1.87%	1.69%		0.59%	2.28%	1.69%		0.59%
Net charge-offs	$1,402	$1,116	$1,096	$1,006	$776	$626	80.7%	$4,620	$2,536	$2,084	82.2%
Loan receivables delinquent over 30 days(6)	$4,885	$4,304	$3,641	$3,474	$3,377	$1,508	44.7%	$4,885	$3,377	$1,508	44.7%
Loan receivables delinquent over 90 days(6)	$2,353	$2,020	$1,677	$1,705	$1,562	$791	50.6%	$2,353	$1,562	$791	50.6%

Allowance for credit losses (period-end)	$10,571	$10,176	$9,804	$9,517	$9,527	$1,044	11.0%	$10,571	$9,527	$1,044	11.0%
Allowance coverage ratio(7)	10.26%	10.40%	10.34%	10.44%	10.30%		(0.04)%	10.26%	10.30%		(0.04)%

BUSINESS METRICS
Purchase volume(8)(9)	$49,339	$47,006	$47,276	$41,557	$47,923	$1,416	3.0%	$185,178	$180,187	$4,991	2.8%
Period-end loan receivables	$102,988	$97,873	$94,801	$91,129	$92,470	$10,518	11.4%	$102,988	$92,470	$10,518	11.4%
Credit cards	$97,043	$92,078	$89,299	$86,113	$87,630	$9,413	10.7%	$97,043	$87,630	$9,413	10.7%
Consumer installment loans	$3,977	$3,784	$3,548	$3,204	$3,056	$921	30.1%	$3,977	$3,056	$921	30.1%
Commercial credit products	$1,839	$1,879	$1,826	$1,690	$1,682	$157	9.3%	$1,839	$1,682	$157	9.3%
Other	$129	$132	$128	$122	$102	$27	26.5%	$129	$102	$27	26.5%
Average loan receivables, including held for sale	$99,683	$96,230	$92,489	$90,815	$88,436	$11,247	12.7%	$94,832	$84,672	$10,160	12.0%
Period-end active accounts (in thousands)(10)	73,484	70,137	70,269	68,589	70,763	2,721	3.8%	73,484	70,763	2,721	3.8%
Average active accounts (in thousands)(9)(10)	71,526	70,308	69,517	69,494	68,373	3,153	4.6%	70,337	68,627	1,710	2.5%

LIQUIDITY
Liquid assets
Cash and equivalents	$14,259	$15,643	$12,706	$15,303	$10,294	$3,965	38.5%	$14,259	$10,294	$3,965	38.5%
Total liquid assets	$16,808	$17,598	$16,448	$18,778	$14,201	$2,607	18.4%	$16,808	$14,201	$2,607	18.4%
Undrawn credit facilities
Undrawn credit facilities	$2,950	$2,950	$2,950	$2,950	$2,950	$—	—%	$2,950	$2,950	$—	—%
Total liquid assets and undrawn credit facilities(12)	$19,758	$20,548	$19,398	$21,728	$17,151	$2,607	15.2%	$19,758	$17,151	$2,607	15.2%
Liquid assets % of total assets	14.31%	15.58%	15.13%	17.41%	13.58%		0.73%	14.31%	13.58%		0.73%
Liquid assets including undrawn credit facilities % of total assets	16.82%	18.19%	17.85%	20.15%	16.40%		0.42%	16.82%	16.40%		0.42%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(11) Prior period amounts have been recast to reflect the change in presentation of contract costs related to our retailer partner agreements on our Statement of Financial Condition. See Statements of Financial Position for additional information.
(12) Excludes available borrowing capacity related to unencumbered assets.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	4Q'23 vs. 4Q'22		Dec 31, 2023	Dec 31, 2022	YTD'23 vs. YTD'22
Interest income:
Interest and fees on loans	$5,323	$5,151	$4,812	$4,616	$4,576	$747	16.3%	$19,902	$16,881	$3,021	17.9%
Interest on cash and debt securities	226	203	209	170	132	94	71.2%	808	265	543	204.9%
Total interest income	5,549	5,354	5,021	4,786	4,708	841	17.9%	20,710	17,146	3,564	20.8%

Interest expense:
Interest on deposits	878	800	717	557	441	437	99.1%	2,952	1,008	1,944	192.9%
Interest on borrowings of consolidated securitization entities	99	86	78	77	69	30	43.5%	340	196	144	73.5%
Interest on senior unsecured notes	106	106	106	101	92	14	15.2%	419	317	102	32.2%
Total interest expense	1,083	992	901	735	602	481	79.9%	3,711	1,521	2,190	144.0%

Net interest income	4,466	4,362	4,120	4,051	4,106	360	8.8%	16,999	15,625	1,374	8.8%

Retailer share arrangements	(878)	(979)	(887)	(917)	(1,043)	165	(15.8)%	(3,661)	(4,331)	670	(15.5)%
Provision for credit losses	1,804	1,488	1,383	1,290	1,201	603	50.2%	5,965	3,375	2,590	76.7%
Net interest income, after retailer share arrangements and provision for credit losses	1,784	1,895	1,850	1,844	1,862	(78)	(4.2)%	7,373	7,919	(546)	(6.9)%

Other income:
Interchange revenue	270	267	262	232	251	19	7.6%	1,031	982	49	5.0%
Protection product revenue(1)	139	131	125	115	102	37	36.3%	510	387	123	31.8%
Loyalty programs	(369)	(358)	(345)	(298)	(351)	(18)	5.1%	(1,370)	(1,257)	(113)	9.0%
Other	31	52	19	16	28	3	10.7%	118	268	(150)	(56.0)%
Total other income	71	92	61	65	30	41	136.7%	289	380	(91)	(23.9)%

Other expense:
Employee costs	538	444	451	451	459	79	17.2%	1,884	1,681	203	12.1%
Professional fees	228	219	209	186	233	(5)	(2.1)%	842	832	10	1.2%
Marketing and business development	138	125	133	131	121	17	14.0%	527	487	40	8.2%
Information processing	190	177	179	166	165	25	15.2%	712	623	89	14.3%
Other	222	189	197	185	173	49	28.3%	793	714	79	11.1%
Total other expense	1,316	1,154	1,169	1,119	1,151	165	14.3%	4,758	4,337	421	9.7%

Earnings before provision for income taxes	539	833	742	790	741	(202)	(27.3)%	2,904	3,962	(1,058)	(26.7)%
Provision for income taxes	99	205	173	189	164	(65)	(39.6)%	666	946	(280)	(29.6)%
Net earnings	$440	$628	$569	$601	$577	$(137)	(23.7)%	$2,238	$3,016	$(778)	(25.8)%

Net earnings available to common stockholders	$429	$618	$559	$590	$567	$(138)	(24.3)%	$2,196	$2,974	$(778)	(26.2)%

(1) Protection product revenue, previously captioned 'Debt cancellation fees', represents fees earned from our debt cancellation product offered to our credit card customers.

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023 vs. Dec 31, 2022
Assets
Cash and equivalents	$14,259	$15,643	$12,706	$15,303	$10,294	$3,965	38.5%
Debt securities	3,799	2,882	4,294	4,008	4,879	(1,080)	(22.1)%
Loan receivables:
Unsecuritized loans held for investment	81,554	78,470	75,532	72,079	72,638	8,916	12.3%
Restricted loans of consolidated securitization entities	21,434	19,403	19,269	19,050	19,832	1,602	8.1%
Total loan receivables	102,988	97,873	94,801	91,129	92,470	10,518	11.4%
Less: Allowance for credit losses	(10,571)	(10,176)	(9,804)	(9,517)	(9,527)	(1,044)	11.0%
Loan receivables, net	92,417	87,697	84,997	81,612	82,943	9,474	11.4%
Goodwill	1,018	1,105	1,105	1,105	1,105	(87)	(7.9)%
Intangible assets, net(1)	815	680	717	768	742	73	9.8%
Other assets(1)	4,915	4,932	4,878	5,057	4,601	314	6.8%
Assets held for sale	256	—	—	—	—	256	NM
Total assets	$117,479	$112,939	$108,697	$107,853	$104,564	$12,915	12.4%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$80,789	$77,669	$75,344	$74,008	$71,336	$9,453	13.3%
Non-interest-bearing deposit accounts	364	397	421	417	399	(35)	(8.8)%
Total deposits	81,153	78,066	75,765	74,425	71,735	9,418	13.1%
Borrowings:
Borrowings of consolidated securitization entities	7,267	6,519	5,522	6,228	6,227	1,040	16.7%
Senior and Subordinated unsecured notes	8,715	8,712	8,709	8,706	7,964	751	9.4%
Total borrowings	15,982	15,231	14,231	14,934	14,191	1,791	12.6%
Accrued expenses and other liabilities	6,334	5,875	5,321	5,301	5,765	569	9.9%
Liabilities held for sale	107	—	—	—	—	107	NM
Total liabilities	103,576	99,172	95,317	94,660	91,691	11,885	13.0%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,775	9,750	9,727	9,705	9,718	57	0.6%
Retained earnings	18,662	18,338	17,828	17,369	16,716	1,946	11.6%
Accumulated other comprehensive income (loss)	(68)	(96)	(96)	(102)	(125)	57	(45.6)%
Treasury stock	(15,201)	(14,960)	(14,814)	(14,514)	(14,171)	(1,030)	7.3%
Total equity	13,903	13,767	13,380	13,193	12,873	1,030	8.0%
Total liabilities and equity	$117,479	$112,939	$108,697	$107,853	$104,564	$12,915	12.4%

(1) At December 31, 2023, contract costs related to our retailer partner agreements of $489 million previously classified as Intangible Assets are now presented as a component of Other Assets on our Consolidated Statement of Financial Position. Reclassifications of prior period amounts have been made to conform with the current presentation. Prior period amounts subject to reclassification were $489 million, $509 million, $529 million and $545 million at September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2023			Sep 30, 2023			Jun 30, 2023			Mar 31, 2023			Dec 31, 2022
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,762	$188	5.42%	$12,753	$172	5.35%	$14,198	$178	5.03%	$12,365	$140	4.59%	$11,092	$104	3.72%
Securities available for sale	3,895	38	3.87%	3,706	31	3.32%	3,948	31	3.15%	4,772	30	2.55%	5,002	28	2.22%

Loan receivables, including held for sale:
Credit cards	93,744	5,162	21.85%	90,587	5,003	21.91%	87,199	4,679	21.52%	85,904	4,497	21.23%	83,597	4,462	21.18%
Consumer installment loans	3,875	116	11.88%	3,656	108	11.72%	3,359	94	11.22%	3,103	83	10.85%	2,991	78	10.35%
Commercial credit products	1,934	42	8.62%	1,861	38	8.10%	1,808	36	7.99%	1,697	34	8.13%	1,757	34	7.68%
Other	130	3	9.16%	126	2	6.30%	123	3	9.78%	111	2	7.31%	91	2	8.72%
Total loan receivables, including held for sale	99,683	5,323	21.19%	96,230	5,151	21.24%	92,489	4,812	20.87%	90,815	4,616	20.61%	88,436	4,576	20.53%
Total interest-earning assets	117,340	5,549	18.76%	112,689	5,354	18.85%	110,635	5,021	18.20%	107,952	4,786	17.98%	104,530	4,708	17.87%

Non-interest-earning assets:
Cash and due from banks	886			964			976			1,024			1,071
Allowance for credit losses	(10,243)			(9,847)			(9,540)			(9,262)			(9,167)
Other assets	6,616			6,529			6,330			6,128			5,772
Total non-interest-earning assets	(2,741)			(2,354)			(2,234)			(2,110)			(2,324)

Total assets	$114,599			$110,335			$108,401			$105,842			$102,206

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$78,892	$878	4.42%	$75,952	$800	4.18%	$74,812	$717	3.84%	$72,216	$557	3.13%	$69,343	$441	2.52%
Borrowings of consolidated securitization entities	6,903	99	5.69%	6,096	86	5.60%	5,863	78	5.34%	6,229	77	5.01%	6,231	69	4.39%
Senior and Subordinated unsecured notes	8,712	106	4.83%	8,710	106	4.83%	8,707	106	4.88%	8,442	101	4.85%	7,962	92	4.58%

Total interest-bearing liabilities	94,507	1,083	4.55%	90,758	992	4.34%	89,382	901	4.04%	86,887	735	3.43%	83,536	602	2.86%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	379			401			420			411			388
Other liabilities	5,652			5,418			5,164			5,130			5,217
Total non-interest-bearing liabilities	6,031			5,819			5,584			5,541			5,605

Total liabilities	100,538			96,577			94,966			92,428			89,141

Equity
Total equity	14,061			13,758			13,435			13,414			13,065

Total liabilities and equity	$114,599			$110,335			$108,401			$105,842			$102,206
Net interest income		$4,466			$4,362			$4,120			$4,051			$4,106

Interest rate spread(1)			14.22%			14.51%			14.16%			14.55%			15.01%
Net interest margin(2)			15.10%			15.36%			14.94%			15.22%			15.58%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2023			Twelve Months Ended Dec 31, 2022
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,272	$678	5.11%	$10,215	$194	1.90%
Securities available for sale	4,077	130	3.19%	5,108	71	1.39%

Loan receivables, including held for sale:
Credit cards	89,383	19,341	21.64%	80,119	16,471	20.56%
Consumer installment loans	3,501	401	11.45%	2,834	287	10.13%
Commercial credit products	1,826	150	8.21%	1,642	117	7.13%
Other	122	10	8.20%	77	6	7.79%
Total loan receivables, including held for sale	94,832	19,902	20.99%	84,672	16,881	19.94%
Total interest-earning assets	112,181	20,710	18.46%	99,995	17,146	17.15%

Non-interest-earning assets:
Cash and due from banks	962			1,472
Allowance for credit losses	(9,726)			(8,844)
Other assets	6,402			5,529
Total non-interest-earning assets	(2,362)			(1,843)

Total assets	$109,819			$98,152

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$75,487	$2,952	3.91%	$65,624	$1,008	1.54%
Borrowings of consolidated securitization entities	6,274	340	5.42%	6,468	196	3.03%
Senior and subordinated unsecured notes	8,644	419	4.85%	7,315	317	4.33%
Total interest-bearing liabilities	90,405	3,711	4.10%	79,407	1,521	1.92%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	402			382
Other liabilities	5,343			4,991
Total non-interest-bearing liabilities	5,745			5,373

Total liabilities	96,150			84,780

Equity
Total equity	13,669			13,372

Total liabilities and equity	$109,819			$98,152
Net interest income		$16,999			$15,625

Interest rate spread(1)			14.36%			15.23%
Net interest margin(2)			15.15%			15.63%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023 vs. Dec 31, 2022
BALANCE SHEET STATISTICS
Total common equity	$13,169	$13,033	$12,646	$12,459	$12,139	$1,030	8.5%
Total common equity as a % of total assets	11.21%	11.54%	11.63%	11.55%	11.61%		(0.40)%

Tangible assets(7)	$115,535	$111,154	$106,875	$105,980	$102,717	$12,818	12.5%
Tangible common equity(1)(7)	$11,225	$11,248	$10,824	$10,586	$10,292	$933	9.1%
Tangible common equity as a % of tangible assets(1)(7)	9.72%	10.12%	10.13%	9.99%	10.02%		(0.30)%
Tangible common equity per share(1)(7)	$27.59	$27.18	$25.89	$24.71	$23.49	$4.10	17.5%

REGULATORY CAPITAL RATIOS(2)(3)(7)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	14.9%	15.7%	15.7%	15.9%	15.5%
Tier 1 risk-based capital ratio(5)	12.9%	13.6%	13.6%	13.8%	14.1%
Tier 1 leverage ratio(6)	11.7%	12.2%	12.0%	12.1%	12.7%
Common equity Tier 1 capital ratio	12.2%	12.8%	12.8%	13.0%	13.3%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at December 31, 2023 are preliminary and therefore subject to change.
(3) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2023 and 2022 reflect 50% and 25%, respectively, of the phase-in of CECL effects.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.
(7) Prior period amounts have been recast to reflect the change in presentation of contract costs related to our retailer partner agreements on our Statement of Financial Condition. See Statements of Financial Position for additional information.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	4Q'23 vs. 4Q'22		Dec 31, 2023	Dec 31, 2022	YTD'23 vs. YTD'22
HOME & AUTO
Purchase volume(1)	$11,421	$12,273	$12,853	$10,863	$11,860	$(439)	(3.7)%	$47,410	$47,288	$122	0.3%
Period-end loan receivables	$31,969	$31,648	$30,926	$29,733	$29,978	$1,991	6.6%	$31,969	$29,978	$1,991	6.6%
Average loan receivables, including held for sale	$31,720	$31,239	$30,210	$29,690	$29,402	$2,318	7.9%	$30,722	$27,835	$2,887	10.4%
Average active accounts (in thousands)(3)	19,177	19,223	18,935	18,521	18,539	638	3.4%	18,967	18,080	887	4.9%

Interest and fees on loans	$1,403	$1,367	$1,275	$1,225	$1,264	$139	11.0%	$5,270	$4,670	$600	12.8%
Other income	$26	$28	$27	$25	$23	$3	13.0%	$106	$87	$19	21.8%

DIGITAL
Purchase volume(1)	$15,510	$13,808	$13,472	$12,261	$14,794	$716	4.8%	$55,051	$51,394	$3,657	7.1%
Period-end loan receivables	$28,925	$26,685	$25,758	$24,944	$25,522	$3,403	13.3%	$28,925	$25,522	$3,403	13.3%
Average loan receivables, including held for sale	$27,553	$26,266	$25,189	$24,982	$23,931	$3,622	15.1%	$26,005	$22,185	$3,820	17.2%
Average active accounts (in thousands)(3)	21,177	20,768	20,559	20,564	20,073	1,104	5.5%	20,793	19,421	1,372	7.1%

Interest and fees on loans	$1,579	$1,530	$1,422	$1,363	$1,322	$257	19.4%	$5,894	$4,599	$1,295	28.2%
Other income	$(7)	$(6)	$(2)	$1	$(14)	$7	(50.0)%	$(14)	$(61)	$47	(77.0)%

DIVERSIFIED & VALUE
Purchase volume(1)	$16,987	$15,445	$15,356	$13,439	$16,266	$721	4.4%	$61,227	$56,666	$4,561	8.0%
Period-end loan receivables	$20,666	$18,865	$18,329	$17,702	$18,617	$2,049	11.0%	$20,666	$18,617	$2,049	11.0%
Average loan receivables, including held for sale	$19,422	$18,565	$17,935	$17,713	$17,274	$2,148	12.4%	$18,414	$16,042	$2,372	14.8%
Average active accounts (in thousands)(3)	21,038	20,410	20,346	20,807	20,386	652	3.2%	20,738	19,594	1,144	5.8%

Interest and fees on loans	$1,204	$1,168	$1,091	$1,070	$1,023	$181	17.7%	$4,533	$3,610	$923	25.6%
Other income	$(30)	$(28)	$(21)	$(14)	$(42)	$12	(28.6)%	$(93)	$(105)	$12	(11.4)%

HEALTH & WELLNESS
Purchase volume(1)	$3,870	$3,990	$4,015	$3,690	$3,505	$365	10.4%	$15,565	$13,569	$1,996	14.7%
Period-end loan receivables	$14,521	$14,019	$13,327	$12,581	$12,179	$2,342	19.2%	$14,521	$12,179	$2,342	19.2%
Average loan receivables, including held for sale	$14,251	$13,600	$12,859	$12,309	$11,846	$2,405	20.3%	$13,261	$10,975	$2,286	20.8%
Average active accounts (in thousands)(3)	7,447	7,276	7,063	6,887	6,673	774	11.6%	7,169	6,326	843	13.3%

Interest and fees on loans	$866	$844	$786	$735	$744	$122	16.4%	$3,231	$2,710	$521	19.2%
Other income	$82	$74	$54	$61	$60	$22	36.7%	$271	$217	$54	24.9%

LIFESTYLE
Purchase volume(1)	$1,550	$1,490	$1,580	$1,302	$1,498	$52	3.5%	$5,922	$5,498	$424	7.7%
Period-end loan receivables	$6,744	$6,483	$6,280	$5,971	$5,970	$774	13.0%	$6,744	$5,970	$774	13.0%
Average loan receivables, including held for sale	$6,568	$6,383	$6,106	$5,919	$5,772	$796	13.8%	$6,246	$5,552	$694	12.5%
Average active accounts (in thousands)(3)	2,620	2,556	2,529	2,611	2,585	35	1.4%	2,587	2,559	28	1.1%

Interest and fees on loans	$255	$249	$232	$223	$221	$34	15.4%	$959	$814	$145	17.8%
Other income	$7	$8	$7	$7	$7	$—	—%	$29	$28	$1	3.6%

CORP, OTHER(4)
Purchase volume(1)(2)	$1	$—	$—	$2	$—	$1	NM	$3	$5,772	$(5,769)	(99.9)%
Period-end loan receivables	$163	$173	$181	$198	$204	$(41)	(20.1)%	$163	$204	$(41)	(20.1)%
Average loan receivables, including held for sale	$169	$177	$190	$202	$211	$(42)	(19.9)%	$184	$2,083	$(1,899)	(91.2)%
Average active accounts (in thousands)(2)(3)	67	75	85	104	117	(50)	(42.7)%	83	2,647	(2,564)	(96.9)%

Interest and fees on loans	$16	$(7)	$6	$—	$2	$14	NM	$15	$478	$(463)	(96.9)%
Other income	$(7)	$16	$(4)	$(15)	$(4)	$(3)	75.0%	$(10)	$214	$(224)	(104.7)%

TOTAL SYF(4)
Purchase volume(1)(2)	$49,339	$47,006	$47,276	$41,557	$47,923	$1,416	3.0%	$185,178	$180,187	$4,991	2.8%
Period-end loan receivables	$102,988	$97,873	$94,801	$91,129	$92,470	$10,518	11.4%	$102,988	$92,470	$10,518	11.4%
Average loan receivables, including held for sale	$99,683	$96,230	$92,489	$90,815	$88,436	$11,247	12.7%	$94,832	$84,672	$10,160	12.0%
Average active accounts (in thousands)(2)(3)	71,526	70,308	69,517	69,494	68,373	3,153	4.6%	70,337	68,627	1,710	2.5%

Interest and fees on loans	$5,323	$5,151	$4,812	$4,616	$4,576	$747	16.3%	$19,902	$16,881	$3,021	17.9%
Other income	$71	$92	$61	$65	$30	$41	136.7%	$289	$380	$(91)	(23.9)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) YTD 2022 includes activity and balances associated with Gap Inc. and BP portfolios which were both sold in 2Q 2022.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)(3)
GAAP Total equity	$13,903	$13,767	$13,380	$13,193	$12,873
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill(4)	(1,105)	(1,105)	(1,105)	(1,105)	(1,105)
Less: Intangible assets, net(5)	(839)	(680)	(717)	(768)	(742)
Tangible common equity	$11,225	$11,248	$10,824	$10,586	$10,292
Add: CECL transition amount	1,146	1,146	1,146	1,146	1,719

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	229	255	255	258	281
Common equity Tier 1	$12,600	$12,649	$12,225	$11,990	$12,292
Preferred stock	734	734	734	734	734
Tier 1 capital	$13,334	$13,383	$12,959	$12,724	$13,026

Add: Subordinated debt	741	741	741	740	—
Add: Allowance for credit losses includible in risk-based capital	1,389	1,322	1,282	1,239	1,227
Total Risk-based capital	$15,464	$15,446	$14,982	$14,703	$14,253

ASSET MEASURES(2)(3)
Total average assets	$114,599	$110,335	$108,401	$105,842	$102,206
Adjustments for:
Add: CECL transition amount	1,146	1,146	1,146	1,146	1,719
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,671)	(1,507)	(1,537)	(1,564)	(1,513)
Total assets for leverage purposes	$114,074	$109,974	$108,010	$105,424	$102,412

Risk-weighted assets	$103,460	$98,451	$95,546	$92,379	$92,118

CECL FULLY PHASED-IN CAPITAL MEASURES(3)
Tier 1 capital	$13,334	$13,383	$12,959	$12,724	$13,026
Less: CECL transition adjustment	(1,146)	(1,146)	(1,146)	(1,146)	(1,719)
Tier 1 capital (CECL fully phased-in)	$12,188	$12,237	$11,813	$11,578	$11,307
Add: Allowance for credit losses	10,571	10,176	9,804	9,517	9,527
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$22,759	$22,413	$21,617	$21,095	$20,834

Risk-weighted assets	$103,460	$98,451	$95,546	$92,379	$92,118
Less: CECL transition adjustment	(580)	(580)	(580)	(580)	(870)
Risk-weighted assets (CECL fully phased-in)	$102,880	$97,871	$94,966	$91,799	$91,248

TANGIBLE COMMON EQUITY PER SHARE(3)
GAAP book value per share	$32.36	$31.50	$30.25	$29.08	$27.70
Less: Goodwill	(2.72)	(2.67)	(2.65)	(2.58)	(2.52)
Less: Intangible assets, net	(2.05)	(1.65)	(1.71)	(1.79)	(1.69)
Tangible common equity per share	$27.59	$27.18	$25.89	$24.71	$23.49

(1) Regulatory measures at December 31, 2023 are presented on an estimated basis.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2023 and 2022 reflect 50% and 25%, respectively, of the phase-in of CECL effects.
(3) Prior period amounts have been recast to reflect the change in presentation of contract costs related to our retailer partner agreements on our Statement of Financial Condition. See Statements of Financial Position for additional information.
(4) At December 31, 2023, includes $87 million of goodwill classified as assets held for sale on the Consolidated Statement of Financial Position.
(5) At December 31, 2023, includes $24 million of intangible assets, net classified as assets held for sale on the Consolidated Statement of Financial Position.